UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1475 West 9000 South, Suite A West Jordan, Utah	84088
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 566-6681

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

Sportsman’s Warehouse Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on May 25, 2022. At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2022. The final voting results for the matters submitted to a vote of stockholders are provided below.

Proposal 1: The Company’s stockholders elected the two individuals below to serve as Class II directors until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Martha Bejar	20,143,172	10,349,656	16,502	5,741,390
Richard McBee	19,041,999	11,456,219	11,112	5,741,390

Proposal 2: The proposal to amend and restate the Company's Amended and Restated Certificate of Incorporation to declassify the Board of Directors and remove certain obsolete provisions, which required the affirmative vote of at least sixty-six and two-thirds percent (66 2/3)% of the Company's outstanding shares as of the record date of the Annual Meeting, did not receive the requisite number of votes and was therefore not approved.

For	Against	Abstain	Broker Non-Votes
28,468,235	2,029,565	11,530	5,741,390

Proposal 3: The Company’s stockholders ratified of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

For	Against	Abstain	Broker Non-Votes
36,152,834	79,106	18,780	—

Proposal 4: The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
22,266,434	8,174,813	68,083	5,741,390

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2022	SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

	By:	/s/ Jeff White
	Name:	Jeff White
	Title:	Secretary and Chief Financial Officer